UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 22, 2006

SUPERGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

Pursuant to the Asset Acquisition Agreement between SuperGen, Inc. (“SuperGen”) and Mayne Pharma (USA), Inc. (“Mayne”) dated June 21, 2006, as amended by the Asset Acquisition Agreement Amendment dated August 22, 2006, on August 22, 2006 SuperGen completed the sale of the North American rights to Nipent® (pentostatin for injection) and SurfaceSafe® cleaning system to Mayne.

Nipent® (pentostatin for injection) is a drug currently approved as a single-agent treatment for patients with hairy cell leukemia in the United States and certain countries in Europe.  SurfaceSafe® is a two-step disposable towelette cleaning system used to decontaminate work surfaces where chemotherapeutic preparation is conducted.

The total maximum consideration for the sale is approximately $34.0 million, of which $13.4 million was paid at closing.  The remaining payments, other than the $1.0 million indemnification holdback, are contingent upon the occurrence of certain key events and achievement of specified revenue milestones.

Item 9.01.  Financial Statements and Exhibits.

(b)   Pro forma financial information

The unaudited pro forma combined condensed financial statements, including the statements of operations for the year ended December 31, 2005 and six months ended June 30, 2006, and the balance sheet as of June 30, 2006, are attached as Exhibit 99.1 hereto and incorporated in their entirety herein by reference.

(d)  Exhibits

Exhibit No.	Description

2.1	Asset Acquisition Agreement, dated June 21, 2006, between SuperGen, Inc. and Mayne Pharma (USA), Inc.*

2.2	Asset Acquisition Agreement Amendment dated August 22, 2006 between SuperGen, Inc. and Mayne Pharma (USA), Inc.

2.3	Transition Services Agreement dated August 22, 2006 between SuperGen, Inc. and Mayne Pharma (USA), Inc.

2.4	Supply Agreement dated August 22, 2006 between SuperGen, Inc. and Mayne Pharma (USA), Inc.

99.1

Unaudited pro forma combined condensed financial statements, including the statements of operations for the year ended December 31, 2005 and six months ended June 30, 2006, and the balance sheet as of June 30, 2006.

* Previously filed on SuperGen’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin Chief Financial Officer

Date:  August 28, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Acquisition Agreement, dated June 21, 2006, between SuperGen, Inc. and Mayne Pharma (USA), Inc.*

2.2	Asset Acquisition Agreement Amendment dated August 22, 2006 between SuperGen, Inc. and Mayne Pharma (USA), Inc.

2.3	Transition Services Agreement dated August 22, 2006 between SuperGen, Inc. and Mayne Pharma (USA), Inc.

2.4	Supply Agreement dated August 22, 2006 between SuperGen, Inc. and Mayne Pharma (USA), Inc.

99.1

Unaudited pro forma combined condensed financial statements, including the statements of operations for the year ended December 31, 2005 and six months ended June 30, 2006, and the balance sheet as of June 30, 2006.

* Previously filed on SuperGen’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2006.